Exhibit 10(vii)

Oiltek, Inc.
7808 Creekridge Circle, Suite 105
Minneapolis, MN 55439

September 10, 2008
Mud Creek, LLC
___________________
___________________
___________________

Attn:  ______________

Re:	Convertible Note dated November 28, 2006

Gentlemen:

Reference is made to the Convertible Note (the “Note”) dated November 28, 2006 between Mud Creek, LLC (the ”Payee") and Oiltek, Inc.. (the "Company") in the amount of $5,000.  This will confirm our agreement to amend the terms and conditions of the Note as follows:

1.           Article “2” of the Note is amended to provide the that principal balance of this Note, together with any unpaid and accrued interest thereon, shall be due and payable in full on April 1, 2009 (the “Maturity Date”), unless earlier (A) accelerated in accordance with the terms of the Note or (B) converted in accordance with the provisions of Article “3” of the Note.

If the foregoing reflects your understanding of our agreement, please acknowledge by signing below.

          Very truly yours,

          Oiltek, Inc.

          By: /s/ Jill Allison_______________
Jill Allison, President

Acknowledged and Agreed

Mud Creek, LLC

By:  /s/ s______________________
Name:
Title: